Exhibit 10.3

EXELIXIS, INC.
CASH COMPENSATION INFORMATION FOR NON-EMPLOYEE DIRECTORS

(as of September 30, 2023)

Board of Directors	Retainer Fee	$60,000
	Additional Chair Retainer Fee	$35,000

Audit Committee	Retainer Fee	$15,000
	Additional Chair Retainer Fee	$15,000

Compensation Committee	Retainer Fee	$12,000
	Additional Chair Retainer Fee	$13,000

Nominating and Corporate Governance Committee	Retainer Fee	$12,000
	Additional Chair Retainer Fee	$13,000

Research & Development Committee	Retainer Fee	$12,000
	Additional Chair Retainer Fee	$13,000

Risk Committee	Retainer Fee	$5,000
	Additional Chair Retainer Fee	$10,000